STERLING CAPITAL ENHANCED CORE BOND ETF

TICKER: SCEC

A Series of Capitol Series Trust (the “Trust”)

Listed on the Cboe BZX Exchange, Inc.

SUPPLEMENT DATED SEPTEMBER 2, 2026

to the summary PROSPECTUS, prospectus AnD STATEMENT OF ADDITIONAL
INFORMATION OF THE STERLING CAPITAL ENHANCED CORE BOND ETF, each
DATED APRIL 30, 2026

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated April 30, 2026, for the Sterling Capital Enhanced Core Bond ETF (the “Fund”), as may be supplemented from time to time.

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to Fund. This Supplement provides certain updated information relating to (i) an Agreement and Plan of Reorganization (the “Reorganization”) of the Fund into a fund of the same name, a newly created series of Sterling Capital Funds (the “Acquiring Fund”), whereby the Acquiring Fund will acquire the assets and assume the liabilities of the Fund, (ii) a new Investment Advisory Agreement between the Trust and Sterling Capital on behalf of the Fund as a result of the indirect change in control of Sterling Capital and (iii) the removal of the Fund’s fundamental investment restriction that prohibits the Fund from engaging in specified types of options and options related transactions (the “Proposals”).

At a special meeting of shareholders held on August 18, 2026, shareholders of the Fund approved the aforementioned Proposals. The Reorganization of the Fund into the Acquiring Fund is expected to occur on or about September 11, 2026. The Reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

As previously disclosed in a supplement to the Fund’s Prospectus and Statement of Additional Information, Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), purchased all of the issued and outstanding shares of Guardian Capital Group Limited, the parent company of Sterling Capital (“Guardian”), other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) occurred on March 23, 2026, and Sterling Capital is now an indirect, wholly-owned subsidiary of Desjardins.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between the Trust and Sterling Capital on behalf of the Fund (the “Prior Agreement”), the Closing of the Transaction resulted in the automatic termination of the Prior Agreement. In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the Prior

1

Agreement, including identical advisory fees (the “New Agreement”). In anticipation of the termination of the Prior Agreement, the Board of Trustees also approved an interim investment advisory agreement (the “Interim Agreement”) with respect to the Fund, which took effect upon the Closing of the Transaction. The New Agreement has been approved by shareholders of the Fund and would become effective if the Reorganization of the Fund is not completed. As a result of the anticipated Reorganization expected to occur on or about September 11, 2026, it is not anticipated that the New Agreement will be necessary at this time.

SAI Disclosure Updates:

In the section titled “Fundamental Limitations” on page 35 of the SAI, the last fundamental limitation related to Call Options and Put Options is deleted in its entirety.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

2